SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  August 15, 2000

        Providian National Bank (formerly First Deposit National Bank)
                    on behalf of the Providian Master Trust
                   (formerly the First Deposit Master Trust)


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              (Exact name of registrant as specified in charter)


                                   33-59922
                                   33-84844
                                   33-99462

                                   333-22131
                                   333-55817
United States of America           333-39856                  02-0118519
(State or other jurisdiction of   (Commission             (I.R.S. Employer
 incorporation or organization)    File No.)                Identification No.)

                           295 Main Street
                        Tilton, New Hampshire                 03276
         -----------------------------------------       ----------------
           (Address of principal executive offices)          (Zip Code)

   Registrant's telephone number, including area code:    (603) 286-4348
                                                         ----------------

                                Not Applicable
   ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

Exhibit 4.1  Series 2000-2 Supplement dated as of August 1, 2000 to the
             Pooling and Servicing Agreement dated as of June 1, 1993, as amended, between Providian National Bank, Seller and Servicer, and Bankers Trust Company, Trustee.

                                 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                            PROVIDIAN MASTER TRUST

                                   By:      PROVIDIAN NATIONAL BANK,
                                            Servicer

                                   By:      /s/ David J. Petrini
                                            --------------------
                                            David J. Petrini
                                            Executive Vice President and
                                            Chief Financial Officer


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                                                                             2

         Date:  September 18, 2000


                                 EXHIBIT INDEX


Exhibit No.

Exhibit 4.1 Series 2000-2 Supplement dated as of August 1, 2000 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, between Providian National Bank, Seller and Servicer, and Bankers Trust Company, Trustee.